UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 13, 2005

Date of Report (Date of Earliest Event Reported)

FIRST COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Charter)

CALIFORNIA	00-30747	33-0885320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6110 El Tordo

PO Box 2388

Rancho Santa Fe, California 92067

(Address of Principal Executive Offices)(Zip Code)

(858) 756-3023

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                              Regulation FD Disclosure*

On June 14, 2005, the Office of the Comptroller of the Currency (the “OCC”), informed the Company’s subsidiary First National Bank that, as of June 13, 2005, the OCC had terminated the Memorandum of Understanding (the “MOU”) between the OCC and First National, dated April 8, 2004, relating to Bank Secrecy Act/Anti-Money Laundering matters.  The OCC stated that it had determined that First National had complied with its obligations under the terms of the MOU.

*The information furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of First Community Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANCORP

Date: June 15, 2005	By:	/s/ Jared M. Wolff
		Name:	Jared M. Wolff
		Title:	Executive Vice President,
General Counsel and Secretary